ACCOUNTS RECEIVABLE, NET - Schedule of Allowance for Doubtful Accounts (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
ACCOUNTS RECEIVABLE, NET
Balance at beginning of the year	$ 5,486	$ 4,591	$ 3,815
Addition	113	1,184	1,403
Reverse	(93)
Write off		0	(883)
Exchange rate adjustment	(69)	(289)	256
Balance at end of the year	$ 5,437	$ 5,486	$ 4,591